================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Earliest Event Reported: January 21, 2000



                                   XCEED, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                 0-13049               13-3006788
     (State or other           (Commission            (IRS Employer
     jurisdiction of           file number)         Identification No.)
     incorporation)

                        488 Madison Avenue, 3rd Floor
                            New York, New York 10022
               (Address of principal executive offices) (Zip code)

             Registrant's telephone number, including area code:
                                (212) 419-1200

                                 Not Applicable
        (Former Name or Former Address, if Changed Since Last Report)


================================================================================

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On January 21, 2000, Xceed, Inc. (the "Company") dismissed Holtz Rubenstein & Co., LLP ("Holtz Rubenstein") as the Company's independent auditor. The decision to change independent auditors was approved by the Board of Directors of the Company.

         No disagreements exist between the Company and Holtz Rubenstein with respect to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. Attached to this Current Report on Form 8-K is a letter from Holtz Rubenstein addressed to the Securities and Exchange Commission stating that Holtz Rubenstein it agrees with the foregoing statement.

         On January 21, 2000, the Company engaged Deloitte & Touche, LLP as the Company's independent auditor to replace Holtz Rubenstein and principal accountant to audit the Company's financial statements.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

                  The following Exhibits are filed as part of this report:

                  16- Letter from Holtz Rubenstein & Co., LLP regarding change in independent public accountants.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             XCEED, INC.

                                             /s/ Werner Haase
                                             --------------------------------
                                             WERNER HAASE
                                             CEO

Date:  January 28, 2000.

EXHIBIT INDEX


Exhibit
Number      Description
------      -----------

16 Letter from Holtz Rubenstein & Co., LLP regarding change in independent public accountant.